Exhibit 21

Name of Subsidiary	Percent Owned
ARGENTINA
Ingersoll-Rand Argentina S.A.I.C.	100.0%
Trane de Argentina S.A.	100.0%

AUSTRALIA
Ingersoll-Rand (Australia) Ltd.	100.0%
Ingersoll-Rand Architectural Hardware (Australia) Pty. Limited	100.0%
McAlpine Australia Pty Limited	100.0%
McAlpine Hussmann (Australia) Pty Limited	100.0%
McAlpine Hussmann Pty Limited	100.0%
Triangle Refrigeration Pty. Ltd.	100.0%

AUSTRIA
Interflex Datensysteme Gesmbh	100.0%
Trane GmbH	100.0%

BAHAMAS
Trane Bahamas Ltd.	100.0%

BARBADOS
EBB Holdings Limited	100.0%
Ingersoll-Rand (Barbados) Corporation	100.0%
Ingersoll-Rand (Barbados) Holding Incorporated	100.0%

BELGIUM
Ingersoll-Rand Security Technologies N.V.	100.0%
Newman Tonks Brussels N.V.	100.0%
Separal B.V.	100.0%
Thermo King Belgium N.V.	100.0%
Trane BVBA	100.0%
Trane Finance SPRL	100.0%

BERMUDA
Ingersoll-Rand Company Limited (Bermuda)	100.0%
Ingersoll-Rand Funding Ltd.	100.0%
Ingersoll-Rand Global Holding Company Limited	100.0%
Ingersoll-Rand International Holding Limited	100.0%
Ingersoll-Rand Treasury Ltd.	100.0%
Ingersoll-Rand World Trade Ltd. (Bermuda)	100.0%
IR Techno Holding Company Limited	100.0%
Trane Bermuda Ltd.	100.0%
Trane Finance Limited	100.0%
Trane Foreign Trading Company Ltd.	100.0%
Trane L.P.	100.0%
Woodcliff Insurance Ltd.	100.0%

BRAZIL
Hussmann do Brasil Ltda.	100.0%
Hussmann Service do Brasil Ltda.	100.0%
Ingersoll-Rand do Brasil Ltda.	100.0%
Itargila Mineracao Ltda.	80.0%
Thermo King do Brasil, Ltda.	100.0%
Trane do Brasil Industria e Comercio de Productos para Condicionamento de Ar Ltda.	100.0%
Trane Publicidade, Móveis e Decorações Ltda.	100.0%

Name of Subsidiary	Percent Owned
BRITISH VIRGIN ISLANDS
Ingersoll-Rand Fu Hsing Holdings Limited	51.0%

CANADA
Hibon Inc.	100.0%
Hussmann Canada Holdings Limited	100.0%
Hussmann Canada Inc.	100.0%
Ingersoll-Rand Canada, Inc.	100.0%
Thermo King Maritime	100.0%
Thermo King Montreal	100.0%
Thermo King Ontario	100.0%
Trane Canada LP	100.0%
Trane Canada ULC	100.0%
Trane GP Inc.	100.0%
Trane Holding Co.	100.0%

CAYMAN ISLANDS
Trane Air Conditioning Products Limited	100.0%
Trane China Holdings Limited	100.0%
World Standard Trade Limited	100.0%

CHILE
Comercial Ingersoll-Rand (Chile) Limitada	100.0%
Hussmann Chile S.A.	100.0%
Ingersoll-Rand Company (Chile) y Cia Ltda.	100.0%
Trane de Chile S.A.	100.0%

CHINA
Beijing Bocom Video Communication Systems Co. Ltd.	80.0%
Beijing Metal Door Co. Ltd.	16.6%
Fu Hsing Industrial (Shanghai) Co., Ltd.	51.0%
Fu Jia Hardware Products (Shanghai) Co., Ltd.	51.0%
Guangzhou Hussmann Refrigeration Company, Ltd.	100.0%
Ingersoll-Rand (Chang Zhou) Tools Co., Ltd.	100.0%
Ingersoll-Rand (China) Industrial Equipment Manufacturing Co., Ltd.	100.0%
Ingersoll-Rand (China) Investment Company Limited	100.0%
Ingersoll-Rand (Guilin) Tools Company Limited	90.0%
Ingersoll-Rand (Linzhou) Renewable Energy Company Limited	100.0%
Ingersoll-Rand (Shanghai) Trading Co., Ltd.	100.0%
Ingersoll-Rand Machinery (Shanghai) Company Limited	100.0%
Luoyang Hussmann Refrigeration Company Ltd.	100.0%
Nanjing Ingersoll-Rand Compressor Co., Ltd.	80.0%
Shanghai Air-Tec Compressor Solutions Co., Ltd.	100.0%
Shanghai Bocom Video Communication System Co., Ltd.	100.0%
Shanghai Ingersoll-Rand Compressor Limited	100.0%
Shenzhen Bocom System Engineering Co. Ltd.	80.0%
Thermo King Container Temperature Control (Suzhou) Corporation Ltd.	90.0%
Thermo King Dalian Transport Refrigeration Company, Limited	75.0%
Triangle Hussmann Refrigeration (Shanghai) Co. Ltd.	100.0%
Hang Zhou A-S Air Conditioning Technical Service Co. Ltd.	70.0%
Trane Air Conditioning Systems (China) Co. Ltd.	100.0%
Trane Air Conditioning System (Jiangsu) Co. Ltd.	100.0%
Ingersoll-Rand (Hong Kong) Holding Company Limited	100.0%
Hussmann Tempcool (Hong Kong) Limited	100.0%

Name of Subsidiary	Percent Owned
Ingersoll-Rand (Hong Kong) Limited	100.0%
Ingersoll-Rand Fu Hsing Limited	51.0%
Ingersoll-Rand Superay Holdings Limited	100.0%
Ingersoll-Rand Tool Holdings Limited	100.0%
JTA China Import Limited	100.0%
TJ Technical Services Limited	100.0%
Trane Asia Pacific Ltd.	100.0%
TYS Limited	100.0%

COLUMBIA
Inversora Lockey Ltda.	100.0%
Trane de Colombia S. A.	100.0%

CZECH REPUBLIC
Emerson Electric, s.r.o.	10.0%
Ingersoll-Rand CZ s.r.o.	100.0%
Ingersoll-Rand Equipment Manufacturing Czech Republic s.r.o.	100.0%
Trane CR Spol sro.	100.0%

DENMARK
Ingersoll-Rand Security Technologies A/S	100.0%
Thermo King Container-Denmark A/S	100.0%

DOMINICAN REPUBLIC
Trane Dominicana, C. por A.	100.0%

EGYPT
Trane S.A.E.	97.2%
Trane Services Company L.L.C.	100.0%

FRANCE
A.B.S. - R.I.C.A.	100.0%
Bricard S.A.	100.0%
Cacir, S.A.S.	100.0%
Climate Solutions France	100.0%
Compagnie Ingersoll-Rand S.A.S.	100.0%
Editions CAM	99.3%
Ingersoll-Rand Air Solutions Hibon Sarl	100.0%
Ingersoll-Rand Equipements de Production S.A.	100.0%
IR Services S.A.R.L.	100.0%
Koxka France SARL	100.0%
Normbau France S.A.S.	100.0%
Société Trane SAS	100.0%
Trane Euronet G.I.E.	100.0%
Trane France Holdings Sarl	100.0%

GERMANY
Best Matic Vermogensverwaltungs GmbH	100.0%
GHH-Rand Schraubenkompressoren GmbH	100.0%
Ingersoll-Rand Beteiligungs und Grundstucksverwaltungs GmbH	100.0%
Ingersoll-Rand GmbH	100.0%
Ingersoll-Rand Service GmbH	100.0%
Interflex Datensysteme GmbH & Co. KG	100.0%
IR Deutsche Holding GmbH	100.0%
Ingersoll-Rand Klimasysteme Deutschland GmbH	100.0%
Normbau Beschlage und Ausstattungs GmbH	100.0%

Name of Subsidiary	Percent Owned
R&O Immobilien GmbH	100.0%
Trane Deutschland GmbH	100.0%
Trane Germany Holdings mbH	100.0%
Wilhelm Klein GmbH	100.0%

GIBRALTAR
Ingersoll-Rand (Gibraltar) Holding Limited	100.0%
Ingersoll-Rand (Gibraltar) International Holding Limited	100.0%
Ingersoll-Rand (Gibraltar) International United Limited	100.0%

GREECE
Trane Hellas SA	100.0%

HUNGARY
Ingersoll-Rand Hungary Central Europe Group Financing LLC	100.0%
Trane Hungary KFT	100.0%

ICELAND
Ingersoll-Rand Finance Islandi slf.	100.0%

INDIA
Ingersoll-Rand (India) Limited	74.0%
Ingersoll-Rand Industrial Products Pvt. Ltd.	100.0%
Ingersoll-Rand International (India) Limited	100.0%
Servicefirst Aircon Private Ltd.	100.0%
Thermo King India Private Limited	100.0%
Trane Design Centre Private Ltd.	100.0%
Trane India Private Lmited	100.0%

INDONESIA
PT Ingersoll-Rand Indonesia	100.0%
PT Trane Indonesia	100.0%

IRELAND
Airside Manufacturing Limited	100.0%
Ingersoll-Rand International Finance Limited	100.0%
Ingersoll-Rand International Limited	100.0%
Ingersoll-Rand Irish Holdings	100.0%
Ingersoll-Rand plc	100.0%
Ingersoll-Rand Technical and Services Limited	100.0%
Spanashview	100.0%
Standard Trane Insurance Ireland Limited	100.0%
Thermo King European Manufacturing Limited	100.0%
Thermo King Ireland Limited	100.0%
Thermo King Services Limited	100.0%
Thermo King Total Kare Limited	100.0%
Trane (Ireland) Limited	100.0%

ISRAEL
T.I. Solutions (Israel) Ltd.	100.0%

ITALY
Cisa S.p.A.	100.0%
Ingersoll-Rand Italia S.r.l.	100.0%
Ingersoll-Rand Italiana S.p.A.	100.0%
Jado Italia S.r.l.	100.0%
Officina Meccaniche Industriali SRL	100.0%
Trane Italia S.r.L	100.0%

Name of Subsidiary	Percent Owned
JAPAN
Ingersoll-Rand Its Japan, Ltd.	100.0%
Ingersoll-Rand Japan, Ltd.	100.0%
Trane Holdings Company YK	100.0%
Trane Japan, Ltd.	100.0%

SOUTH KOREA
Ingersoll-Rand Korea Limited	100.0%
Trane Korea, Inc.	100.0%

KUWAIT
Trane Kuwait Airconditioning Co WLL	50.0%
United Partner General Contracting Co WLL	49.0%

LIECHTENSTEIN
TSI Anstalt Ltd.	100.0%

LUXEMBOURG
Ingersoll-Rand Holdings & Finance International S.a.r.l	100.0%
Ingersoll-Rand Lux Euro Financing S.ar.l.	100.0%
Ingersoll-Rand Lux Finance Holding S.ar.l.	100.0%
Ingersoll-Rand Lux Holdings S.ar.l.	100.0%
Ingersoll-Rand Lux International S.a.r.l.	100.0%
Ingersoll-Rand Lux Roza III S.a.r.l.	100.0%
Ingersoll-Rand Lux Roza S.a.r.l.	100.0%
Ingersoll-Rand Luxembourg United S.a.rl.	100.0%
Ingersoll-Rand Roza II S.ar.l.	100.0%
Ingersoll-Rand Worldwide Capital S.a.r.l.	100.0%

MALAYSIA
Hussmann Tempcool (Malaysia) Limited	100.0%
Ingersoll-Rand Malaysia Co. Sdn. Bhd.	100.0%
Maltaitech Corporation Sdn. Bhd.	51.0%
TM Air Conditioning Sdn. Bhd.	100.0%
Trane (Malaysia) Sdn. Bhd.	100.0%
Trane Malaysia Sales & Services SDN. BHD.	100.0%

MAURITIUS
Industrial Chill Servicing Private Ltd.	100.0%

MEXICO
Hussmann-American, S. de R.L. de C.V.	100.0%
Hussmann-Mexico, S. de R.L. de C.V.	100.0%
Hussmann-Servicios, S. de R.L. de C.V.	100.0%
Industrial Y Minera Norteña S. A.	49.0%
Industrias Frigorificas, S.A. de C.V.	100.0%
Ingersoll-Rand S.A. de C.V.	100.0%
Minera Industrial Regiomontana, S.A.	100.0%
Schlage de Mexico S.A. de C.V.	100.0%
Trane Logistica, S. A. de C. V.	100.0%
Trane S.A. de C.V.	100.0%
Trane Sistemas Integrales S. de R.L. de C.V.	100.0%

Name of Subsidiary	Percent Owned
NETHERLANDS
ECO Kompressoren B.V.	100.0%
Hussmann Netherlands B.V.	100.0%
Ingersoll-Rand European Holding Company B.V.	100.0%
Ingersoll-Rand Netherlands B.V.	100.0%
Ingersoll-Rand Security Technologies B.V.	100.0%
Ingersoll-Rand Service B.V.	100.0%
Thermo King Transportkoeling B.V.	100.0%
DiaSorin International B. V.	100.0%
Trane Airconditioning BV	100.0%
Trane Dutch Holdings B.V.	100.0%
Trane Europe Holdings B.V.	100.0%
Trane Holdings BV	100.0%

NEW ZEALAND
Club Car Limited	100.0%
Contract Refrigeration Ltd.	100.0%
Hussmann Australasia Limited	100.0%
Ingersoll-Rand Architectural Hardware Limited	100.0%
McAlpine Hussmann Limited	100.0%
McAlpine Industries Limited	100.0%
Temperature Consultants Limited	100.0%

PERU
Ingersoll-Rand Company of Peru S.A.	100.0%

PHILIPPINES
American Standard Philippine Holdings Inc.	100.0%
Filairco Inc.	100.0%
Filairco Technical Services Co. Inc.	25.0%
Ingersoll-Rand Philippines, Inc.	100.0%
Standard Industrial Mineral Products Corp.	40.0%
Standard Resources and Development Corp	40.0%

POLAND
Ingersoll-Rand Polska Sp.zo.o	100.0%
Trane Polska SP ZOO	100.0%

PORTUGAL
Comingersoll-Comercio e Industria de Equipamentos, S.A.R.L.	20.7%

ROMANIA
Trane Romania S.R.L.	100.0%

QATAR
Trane Qatar LLC	100.0%

RUSSIA
Ingersoll-Rand Services and Trading LLC	100.0%
Trane Technologies LLC	100.0%
Wabco Standard Trane CIS	100.0%

SINGAPORE
Hussmann Tempcool (Singapore) Pte. Ltd.	100.0%
Hussmann Tempcool Holdings PTE. Ltd.	50.0%
Ingersoll-Rand South East Asia (Pte.) Ltd.	100.0%
Tac Distribution Pte. Ltd.	100.0%
Trane Airconditioning Pte. Ltd.	100.0%

Name of Subsidiary	Percent Owned
SLOVENIA
Plurifilter D.o.o.	100.0%

SOUTH AFRICA
D. Purdue & Sons Ltd.	100.0%
Ingersoll-Rand Company South Africa (Pty.) Limited	100.0%
NT South Africa	100.0%

SPAIN
Cisa Cerraduras S.A.	100.0%
Ingersoll-Rand Iberica, S.L.	100.0%
Ingersoll-Rand Rodamientos Holding, S.L.	100.0%
Ingersoll-Rand Servicios, S.A.	100.0%
Reftrans, S.A.	85.0%
Trane Aire Acondicionado S.L.	100.0%

SWEDEN
Ingersoll-Rand AB	100.0%
Ingersoll-Rand Best-Matic AB	100.0%
Ingersoll-Rand Svenska AB	100.0%
Trane Sweden AB	100.0%

SWITZERLAND
Ingersoll-Rand International Sales S.A.	100.0%
Ingersoll-Rand Investment Company S.A.	100.0%
Ingersoll-Rand S.A.	100.0%
Ingersoll-Rand Services & Engineering Company	100.0%
Ingersoll-Rand Technical and Services S.A.R.L.	100.0%
Interflex AG	100.0%
Interflex Datensysteme AG	50.3%
Torrington Sales Limited	100.0%
Trane (Schweiz) GmbH / Trane (Suisse) S.à.r.l.	100.0%
Trane S.A.	100.0%

TAIWAN
Fu Yang Investment Company Limited	100.0%
Taiwan Fu Hsing Industrial Co. Ltd.	9.9%
Trane Taiwan Distribution Ltd.	100.0%
Troc Air Conditioning, Ltd.	100.0%

THAILAND
Airco Limited	50.2%
Amair Limited	50.2%
Hussmann (Thailand) Company Limited	75.0%
Hussmann-Thai Holding Co., Ltd.	100.0%
Prime Air Limited	100.0%
Tast Limited	30.0%
Trane (Thailand) Ltd.	100.0%

TURKEY
IR Emniyet ve Guvenlik Sistemleri Sanayi A.S.	100.0%
Trane Klima Ticaret AS	100.0%

Name of Subsidiary	Percent Owned
UNITED KINGDOM
A/S Parts Limited	100.0%
Airtec Limited	100.0%
Best Matic International Limited	100.0%
C.A.P. Sales Limited	100.0%
CISA (UK) Plc.	100.0%
Compressed Air Parts Limited	100.0%
Hussmann (Europe) Limited	100.0%
Hussmann Holdings Limited	100.0%
Ingersoll-Rand Company Limited	100.0%
Ingersoll-Rand European Financial Services plc.	100.0%
Ingersoll-Rand European Sales Limited	100.0%
Ingersoll-Rand Financial Services Limited	100.0%
Ingersoll-Rand Holdings Limited	100.0%
Ingersoll-Rand Investments Limited	100.0%
Ingersoll-Rand Security Technologies Limited	100.0%
Ingersoll-Rand UK Ltd.	100.0%
Interflex Time & Access Ltd.	100.0%
IR Investment Holding Co. Ltd.	100.0%
IR Security and Safety (South East) Limited	100.0%
IR Security and Safety (Tayforth) Limited	100.0%
IR Security and Safety Architectural Hardware Limited	100.0%
IR Security and Safety Thomson Group Limited	100.0%
Newman Tonks (Amersham) Limited	100.0%
Newman Tonks (Overseas Holdings) Limited	100.0%
Newman-Tonks Management Services Limited	100.0%
North West Compressed Air Company Ltd.	100.0%
NT Group Properties Limited	100.0%
NT Leamington Limited	100.0%
NT Legge Limited	100.0%
NT Sittingbourne Limited	100.0%
NWCA Ltd.	100.0%
Roconeco Limited	100.0%
Trane (Colchester) Ltd.	100.0%
Trane (UK) Ltd.	100.0%
William Newman & Sons, Limited	100.0%

UNITED STATES
Alimenterics Inc.	100.0%
Alimenterics International Inc.	100.0%
Alliance Compressors Inc.	100.0%
Alliance Compressors LLC	24.5%
American Standard Inc.	100.0%
Armoro, Inc.	100.0%
ASI Receivables Funding LLC	100.0%
B&K Credit Inc.	100.0%
B&K Manufacturing Corporation	100.0%
BMM, Inc.	100.0%
Capsule Trane Connecticut Inc.	100.0%
Cardwell Trane Greenville Inc.	100.0%
Checker Flag Parts, Inc.	100.0%
Chesley Industries, Inc.	100.0%

Name of Subsidiary	Percent Owned
Clean Air, Inc.	100.0%
Club Car, LLC	100.0%
Commercial Refrigeration Co.	100.0%
Compressed Air Parts, Inc.	100.0%
Crystal Refrigeration, Inc.	100.0%
DFM Trane Oklahoma Corp.	100.0%
DiaSorin International Inc.	100.0%
Dor-O-Matic (Illinois) LLC	100.0%
Dor-O-Matic of Mid Atlantic States, Inc.	100.0%
D-R Acquisition, LLC	100.0%
DR Holding Corp.	100.0%
Dradnats Inc.	100.0%
Earthforce America, Inc.	100.0%
Electronic Technologies Corporation USA	100.0%
FACServices, LLC	100.0%
FWJ Inc.	100.0%
Harrow Industries LLC	100.0%
Harrow Products (Delaware) LLC	100.0%
Harrow Products LLC	100.0%
Hermann Trane Harrisburg Inc.	100.0%
Houston Trane, Inc.	100.0%
Hussmann Corporation	100.0%
Hussmann Holdings, Inc.	100.0%
Hussmann International, Inc.	100.0%
Hussmann Mechanical Corporation	100.0%
Hussmann Services Corporation	100.0%
IDP Acquisition, LLC	100.0%
Improved Machinery, Inc.	100.0%
Ingersoll-Rand Asia Pacific Inc.	100.0%
Ingersoll-Rand China Limited	100.0%
Ingersoll-Rand Climate Control Holding Corporation	100.0%
Ingersoll-Rand Company	100.0%
Ingersoll-Rand Construction Services, Inc.	100.0%
Ingersoll-Rand de Puerto Rico, Inc.	100.0%
Ingersoll-Rand Energy Systems Corporation	100.0%
Ingersoll-Rand Energy Technologies LLC	100.0%
Ingersoll-Rand Energy Technologies (Aviara) LLC	100.0%
Ingersoll-Rand Energy Technologies (Project DDI) LLC	100.0%
Ingersoll-Rand Energy Techologies (Project East) LLC	100.0%
Ingersoll-Rand Energy Techologies (Project Horton) LLC	100.0%
Ingersoll-Rand Enhanced Recovery Company	100.0%
Ingersoll-Rand Financial Services Corporation	100.0%
Ingersoll-Rand Global Investments Limited	100.0%
Ingersoll-Rand Government Solutions Inc.	100.0%
Ingersoll-Rand Industrial Refrigeration, Inc.	100.0%
Ingersoll-Rand Industrial Solutions Holding Corporation	100.0%
Ingersoll-Rand Infrastructure Holding Corporation	100.0%
Ingersoll-Rand International Holding Corporation	100.0%
Ingersoll-Rand International Sales LLC	100.0%
Ingersoll-Rand International Inc.	100.0%
Ingersoll-Rand Italian Holding LLC	100.0%
Ingersoll-Rand Liability Management Company	100.0%
Ingersoll-Rand Plus, LP	100.0%
Ingersoll-Rand Sales Company, LLC	100.0%

Name of Subsidiary	Percent Owned
Ingersoll-Rand Schlage Lock Holding Company LLC	100.0%
Ingersoll-Rand Security and Safety Holding Corporation	100.0%
Ingersoll-Rand Services Company	100.0%
Ingersoll-Rand Spanish Holding LP	100.0%
Ingersoll-Rand Transportation Services Company	100.0%
Ingersoll-Rand US Trane Holdings Corporation	100.0%
Ingersoll-Rand Western Hemisphere Trade Corporation	100.0%
Ingersoll-Rand Worldwide, Inc.	100.0%
Ingersoll-Rand, Inc.	100.0%
Integrated Access Systems, Inc.	100.0%
Interflex N.A., Inc.	100.0%
I-R E-Medical, Inc.	70.0%
IR Climate Receivables Funding Inc.	100.0%
IR Industrial Receivables Funding LLC	100.0%
IR Receivables Funding Trust	100.0%
IR Security Receivables Funding LLC	100.0%
IRTC II Corporation	100.0%
Ives Trane NY, Inc.	100.0%
Krack Corporation	100.0%
Lockey Corp.	100.0%
Marlorch, Inc.	100.0%
MJM Hong Kong Ltd.	100.0%
Mongrue Trane Massachusetts, Inc.	100.0%
Nelson Refrigeration Inc.	100.0%
Perfect Pitch LP	100.0%
Pinko Palino Inc.	100.0%
Rand Trane Dallas Inc.	100.0%
Recognition Systems, LLC	100.0%
Refrigeration Engineering, Inc.	100.0%
Refrigeration Service & Design, Inc.	100.0%
Rogers Refrigeration Co., Inc.	100.0%
SBG Holding Corp.	100.0%
Schlage Lock Company LLC	100.0%
Security One Systems of Jacksonville	100.0%
Security One Systems, Inc.	100.0%
Silver Holding Corp.	100.0%
Standard Centennial Property LLC	100.0%
Standard Compressors Inc.	100.0%
Standard Trane Insurance Company	100.0%
Standard Trane Warranty Company	100.0%
Tavant Technologies, Inc.	19.5%
Taylor Industries, Inc.	100.0%
Terry D. Carter Service Co., Inc.	100.0%
The Trane Company	100.0%
Thermo King Corporation	100.0%
Thermo King de Puerto Rico, Inc.	100.0%
Thermo King Enterprises Company	100.0%
Thermo King SVC, Inc.	100.0%
Thermo King Trading Company	100.0%
Touch-Plate International, Inc.	100.0%
Trane Air Inc.	100.0%
Trane America LLC	100.0%
Trane Aviation LLC	100.0%

Name of Subsidiary	Percent Owned
Trane Brands, Inc.	100.0%
Trane Central America, Inc.	100.0%
Trane Central Plant I, LLC	100.0%
Trane Comfort Solutions Inc.	100.0%
Trane Credit Inc.	100.0%
Trane Export LLC	100.0%
Trane General Corporation	100.0%
Trane Holdings LLC	100.0%
Trane IBV Ltd.	100.0%
Trane Inc.	100.0%
Trane Inc. of Delaware	100.0%
Trane India Ltd.	100.0%
Trane International Inc.	100.0%
Trane IP Inc.	100.0%
Trane Leasing Inc.	100.0%
Trane Logistics Corporation	100.0%
Trane Puerto Rico Inc.	100.0%
Trane Services Acquisition I Inc.	100.0%
Trane Systems Solutions of Panama Inc.	100.0%
Trane U.S. Export Ltd.	100.0%
Trane U.S. Inc.	100.0%
Trane U.S. Logistics Inc.	100.0%
Trane Vidalia LLC	100.0%
Von Duprin LLC	100.0%
WHS Refrigeration Services, Inc.	100.0%
World Standard Ltd.	100.0%
XceedID Corporation	100.0%
ZEKS Compressed Air Solutions LLC	100.0%

VENEZUELA
Administradora Lockey CA	50.0%
Aro de Venezuela, C.A.	100.0%
Inversora Lockey de Venezuela CA	56.0%
Trane Servicefirst, C.A.	100.0%
Tratamaq CA	42.0%

VIETNAM
Trane Vietnam Services Company Ltd.	100.0%

ZAMBIA
Ingersoll-Rand Limited (Zambia)	100.0%

ZIMBABWE
Ingersoll-Rand Zimbabwe (Private) Ltd.	100.0%